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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 29, 2004


                             AQUACELL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                  1-16165                 33-0750453
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)


           10410 Trademark Street, Rancho Cucamonga, CA          91730
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              (Address of principal executive offices)        (Zip Code)


                                  (909) 987-0456
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               Registrant's telephone number, including area code


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

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ITEM 3.01. Notice of Failure to Satisfy a Continued Listing Rule or Standard

     (a) On November 29, 2004 the Registrant received a notice from the American Stock Exchange ("Amex") that it was not in compliance with Section 1003(a)(i) of the Amex Company Guide. The Company has furnished a Plan to the Amex pursuant to which it proposes to comply with the rule. On December 2, 2004 the Amex advised the Registrant that it had accepted the Registrant's Plan to come into compliance with the rule within 18 months as required by Section 1009
(b).

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL TECHNOLOGIES, INC.

Date: December 3, 2004                      By: /s/ Gary S. Wolff
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                                                    Gary S. Wolff
						    Principal Accounting Officer